LAKEHILLS PRODUCTION, INC.
3267 BEE CAVE RD
STE 107, PMB#512
AUSTIN, TX 78746

512-306-8620
FAX-306-8621
EMAIL: tomjstratton@msn.com

August 11, 2008

PANTERA PETROLEUM, INC.
ATTN: CHRIS METCALF
111 CONGRESS AVENUE, STE 400
AUSTIN, TX 78701

RE: PURCHASE AGREEMENT
BAKER 80 LEASE
GULF BAKER 80 #1 – API #42-371-30774
BLOCK OW – CCSD & RGNG SURVEY
SECTION 80 – 640 ACRES
PECOS COUNTY, TEXAS

Dear Chris,

Lakehills Production, Inc. (Lakehills) and Pantera Petroleum, Inc. (Pantera) hereby enter into an Agreement whereby Lakehills will sell and assign certain interests to Pantera in the subject property subject to the following terms and conditions:

1. THE PURCHASE PRICE SHALL BE $726,000 AND SHALL BE PAID BY PANTERA TO LAKEHILLS ACCORDING TO THE FOLLOWING SCHEDULE:

i. $150,000 on or before August 11, 2008 (Payment One) – 15.66%
ii. $200,000 on or before August 20, 2008 (Payment Two) – 27.55%
iii. $376,000 on or before September 30, 2008 (Payment Three) -51.79%
iv. TOTAL - $726,000 – 95% WORKING INTEREST, THE SAME BEING 71.25% REVENUE INTEREST

2. In the event that Pantera makes less than the required investment amount to complete any of Payments one, two or three, Pantera shall be entitled to receive a percentage of the Section 80 lease assignments per the above described percentages.

3. Unless otherwise mutually agreed to by both parties, Lakehills will remain as operator of subject well and property.

4. Lakehills represents that it can rightfully convey and assign the Section 80 leases that it currently has in possession, and that it is still in the process of securing the remaining leases.

5. Upon funding by Pantera as described above in paragraphs 1 and 2, Lakehills will prepare an Assignment and Bill of Sale of the leases to Pantera, and shall also furnish copies of all Production, Engineering, Geological and Land Files on Section 80 to Pantera.

6. Lakehills agrees that Pantera will have exclusive negotiating rights that will expire on September 30, 2008. However, Lakehills shall maintain the right to continue discussions with any parties previously contacted by Lakehills, exclusive of Pantera's contacts, but shall not initiate any

LAKEHILLS PRODUCTION, INC.
3267 BEE CAVE-RD
STE 107, PMB#512
AUSTIN, TX 78746

512-306-8620
FAX-306-8621
EMAIL: tomjstratton@msn.com

contract prior to default of any of the above described payments. The exclusive negotiating rights may be extended upon written agreement by both parties.

7. Upon payment of Payment Two described in paragraph 1, Pantera shall acquire a 10 day right of refusal to purchase the remaining four leases described in the expired letter agreement dated April 21, 2008.

IN WITNESS OF, LAKEHILLS AND PANTERA, have executed this Agreement on the 11th day of August, 2008.

LAKEHILLS PRODUCTION, INC.

BY: ____________________
TOM STRATTON, PRESIDENT

PANTERA PETROLEUM, INC.

BY: ____________________
CHRIS METCALF, PRESIDENT